Exhibit 99.2

EXECUTION COPY

AMENDMENT NO. 1 TO

CREDIT AGREEMENT

dated as of April 29, 2005

among

CAPITAL ONE FINANCIAL CORPORATION,

CAPITAL ONE BANK,

CAPITAL ONE, F.S.B. and

CAPITAL ONE BANK (EUROPE) PLC,

as Borrowers

THE LENDERS party hereto,

J.P. MORGAN SECURITIES INC.,

as Book Manager and Lead Arranger

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

CITIBANK, N.A.,

CREDIT SUISSE FIRST BOSTON,

DEUTSCHE BANK AG, NEW YORK BRANCH,

LEHMAN COMMERCIAL PAPER INC.,

MORGAN STANLEY BANK and

WACHOVIA BANK, NATIONAL ASSOICATION,

as Syndication Agents

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Amendment No. 1

AMENDMENT NO. 1 TO

CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of April 29, 2005 (“Amendment No. 1”) among CAPITAL ONE FINANCIAL CORPORATION (“COFC”), CAPITAL ONE BANK (“COB”), CAPITAL ONE, F.S.B. (“FSB”) and CAPITAL ONE BANK (EUROPE) PLC (“COBE”; each of COFC, COB, FSB and COBE is herein referred to as a “Borrower” and, collectively, as the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), amending certain provisions of the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of June 29, 2004 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers propose to amend the Credit Agreement as hereinafter set forth.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended to insert the following definition in the appropriate alphabetical location in such Section:

“Continuing Directors” shall mean, with respect to any Borrower, (a) persons who are members of the Board of Directors of such Borrower on the date hereof and (b) persons who become members of the Board of Directors of such Borrower after the date hereof (i) whose election or nomination for election was approved by a vote of a majority of the then Continuing Directors and (ii) who were not so elected or nominated in connection with, or in contemplation of, any transaction of the type referred to in Section 8.05.

(b) Prohibition on Fundamental Changes. Section 8.05 of the Credit Agreement is hereby amended to (a) delete the parenthetical “(other than COB)” from the first line of clause (vii) thereof, (b) delete the word “and” at the end of clause (vii) thereof, (c) redesignate clause (viii) thereof as clause (ix) and (d) insert a new clause (viii) to read in its entirety as follows:

“(viii) COFC may merge or consolidate with or into, or Transfer all or substantially all of its business or Property (including without limitation, interests in Subsidiaries) to, any Person provided that (x) no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or Transfer or would result therefrom and (y) either (A) in the case of any such merger or consolidation, COFC is the continuing or surviving corporation or (B) in the case of any such merger, consolidation or Transfer, (1) the corporation which is the continuing, surviving or transferee corporation shall expressly assume the due and punctual payment and performance of the obligations of, and the performance of each covenant, agreement and condition of this

Amendment No. 1

Agreement binding on, COFC pursuant to documentation (including, without limitation, an opinion of counsel to the continuing, surviving or transferee corporation) in form and substance reasonably satisfactory to the Administrative Agent and (2) after giving effect to such merger, consolidation or Transfer, the Continuing Directors of COFC shall constitute a majority of the Board of Directors of the continuing, surviving or transferee corporation; and”.

SECTION 3. Condition to Effectiveness. The amendments to the Credit Agreement provided for in Section 2 of this Amendment No. 1 shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received the following:

(a) counterparts of this Amendment No. 1 executed by the Borrowers and the Majority Lenders, or by the Borrowers and the Administrative Agent acting with the consent of the Majority Lenders;

(b) evidence that this Amendment No. 1 and the Credit Agreement, as amended hereby, have been duly authorized and executed and constitute legal, valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms (including, without limitation, certification from a duly authorized officer of each Borrower to the effect that none of the documents delivered by such Borrower pursuant to Section 6.01(a) of the Credit Agreement has been amended or otherwise modified since delivery thereof in connection with the Credit Agreement (or if any of such documents have been amended or modified, certified copies of such amendments or modifications) and that such documents remain in full force and effect and a certificate of incumbency); and

(c) such other documents as the Administrative Agent may reasonably request in connection with this Amendment No. 1.

SECTION 4. Representations of Borrower. Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent that after giving effect to this Amendment No. 1, (i) the representations and warranties of such Borrower contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 5. Counterparts. This Amendment No. 1 may be executed in several counterparts and by the different parties hereto on separate counterparts, all of which taken together shall constitute but one and the same Amendment No. 1. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

SECTION 6. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the law of the State of New York.

SECTION 7. Credit Agreement Remain in Effect. As amended hereby, all provisions, terms and conditions of the Credit Agreement are ratified and confirmed in all respects and remain in full force and effect. All references in the Credit Agreement, (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) or references in any of the Exhibits thereto or any other instrument or document executed in connection therewith to “The Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby.

Amendment No. 1

SECTION 8. No Other Agreements. This Amendment No. 1 sets forth the entire agreement among the parties with respect to the subject matter hereof, and supersedes any prior agreements, written or oral, relating thereto.

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

BORROWERS

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Gary Perlin
Name:	Gary Perlin
Title:	Executive Vice President and Chief Financial Officer

CAPITAL ONE BANK

By:	/s/ Thomas A. Feil
Name:	Thomas A. Feil
Title:	Vice President, Capital Markets and Assistant Treasurer

CAPITAL ONE, F.S.B.

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Vice President and Chief Financial Officer

CAPITAL ONE BANK (EUROPE) PLC

By:	/s/ Stephen Linehan
Name:	Stephen Linehan
Title:	Duly Authorized Attorney

Amendment No. 1

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President JPMorgan Chase Bank, N.A.

LENDERS

JPMORGAN CHASE BANK, N.A.

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President JPMorgan Chase Bank, N.A.

BANK OF AMERICA, N.A.

By:	/s/ Mary P. Riggins
Name:	Mary P. Riggins
Title:	Senior Vice President

BARCLAYS BANK PLC

By:	/s/ Alison McGuigan
Name:	Alison McGuigan
Title:	Associate Director

Amendment No. 1

CITIBANK, N.A.

By:	/s/ Robert B. Goldstein
Name:	Robert B. Goldstein
Title:	Managing Director Citigroup/Global Financial Institutions

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Associate

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Gayma Z. Shivnarain
Name:	Gayma Z. Shivnarain
Title:	Director

By:	/s/ Kathleen Bowers
Name:	Kathleen Bowers
Title:	Director

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

Amendment No. 1

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President Morgan Stanley Bank

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Grainne Pergolini
Name:	Grainne Pergolini
Title:	Vice President

BANK OF MONTREAL

By:	/s/ Amy K. Dumser
Name:	Amy K. Dumser
Title:	Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Paul Lopez
Name:	Paul Lopez
Title:	Senior Vice President

MERRILL LYNCH BANK USA, AS A LENDER

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

Greenwich Capital Markets, Inc.,
as agent for The Royal Bank of Scotland plc

By:	/s/ Angela Reilly
Name:	Angela Reilly
Title:	Senior Vice President

Amendment No. 1

SOCIÉTÉ GÉNÉRALE

By:	/s/ Edith L. Hornick
Name:	Edith L. Hornick
Title:	Managing Director

WILLIAM STREET COMMITMENT CORPORATION

By:	/s/ Manda D’Agata
Name:	Manda D’Agata
Title:	Assistant Vice President

ABN AMRO BANK N.V.

By:	/s/ Neil R. Stein
Name:	Neil R. Stein
Title:	Director

By:	/s/ Michael DeMarco
Name:	Michael DeMarco
Title:	Assistant Vice President

THE BANK OF NEW YORK

By:	/s/ Christopher M. Thompson
Name:	Christopher M. Thompson
Title:	Vice President

BNP PARIBAS

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Laurent Vandorzyppe
Name:	Laurent Vandorzyppe
Title:

Amendment No. 1

CALYON NEW YORK BRANCH

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

By:	/s/ W. Jay Buckley
Name:	W. Jay Buckley
Title:	Managing Director

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Dominik Rohe
Name:	Dominik Rohe
Title:	Associate

By:	/s/ Sascha Klaus
Name:	Sascha Klaus
Title:	Director

ROYAL BANK OF CANADA

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Authorized Signatory

Amendment No. 1